NOTE

May __, 2008

Composite Technology Corporation, a Nevada corporation (the “Borrower”), promises to pay to the order of ACF CTC, L.L.C., a Delaware limited liability company (the “Lender”) the aggregate unpaid principal amount of the Loan made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the Payment Office (as defined below) of ACF CTC, L.L.C., a Delaware limited liability company, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loan in full on the Final Maturity Date. “Payment Office” means the office of the Agent specified pursuant to Section 1.01 of the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the Loan and the date and amount of each principal payment hereunder.

This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Financing Agreement dated as of May __, 2008 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, the Guarantors, the lenders party thereto, including the Lender, and ACF CTC, L.L.C., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Loan Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

This Note shall be governed by and construed in accordance with the internal laws of the State of New York.

COMPOSITE TECHNOLOGY CORPORATION

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